                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06702

                     SCUDDER INTERNATIONAL EQUITY PORTFOLIO
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder International Equity Fund

Classes A, B, C and Investment

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder International Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

International Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 4/30/04
Scudder International Equity Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	9.54%	32.97%	-3.35%	-2.82%	5.31%
Class B	9.01%	31.78%	-4.14%	-3.58%	4.50%
Class C	9.04%	31.98%	-4.10%	-3.55%	4.51%
Investment Class	9.46%	32.79%	-3.40%	-2.84%	5.29%
MSCI EAFE Index+	12.39%	40.23%	.37%	-.73%	3.88%

Sources: Lipper Inc. and Deutsche Asset Management Inc.
++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 4/30/04	$ 10.30	$ 10.23	$ 10.05	$ 20.11
10/31/03	$ 9.59	$ 9.49	$ 9.32	$ 18.72
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .19	$ .11	$ .11	$ .37

Investment Class Lipper Rankings - International Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	576	of	850	68
3-Year	497	of	679	74
5-Year	392	of	498	79
10-Year	41	of	129	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Equity Fund - Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,533	$8,508	$8,171	$15,809
	Average annual total return	25.33%	-5.24%	-3.96%	4.69%
Class B	Growth of $10,000	$12,878	$8,719	$8,291	$15,531
	Average annual total return	28.78%	-4.47%	-3.68%	4.50%
Class C	Growth of $10,000	$13,198	$8,821	$8,345	$15,552
	Average annual total return	31.98%	-4.10%	-3.55%	4.51%
MSCI EAFE Index+	Growth of $10,000	$14,023	$10,112	$9,640	$14,634
	Average annual total return	40.23%	.37%	-.73%	3.88%

Growth of an Assumed $10,000 Investment
[] Scudder International Equity Fund - Investment Class [] MSCI EAFE Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class+	Growth of $10,000	$13,279	$9,015	$8,657	$16,750
	Average annual total return	32.79%	-3.40%	-2.84%	5.29%
MSCI EAFE Index+	Growth of $10,000	$14,023	$10,112	$9,640	$14,634
	Average annual total return	40.23%	.37%	-.73%	3.88%

The growth of $10,000 is cumulative.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Equity Portfolio's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did the world markets perform during the past six months?

A: Although returns for the world markets were positive over the full six months, the reporting period should be separated into two distinct parts. The first is the interval from November through February, during which a confluence of factors supported positive performance for virtually all world stock markets. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.1 The improvement in the global economy, in turn, led to stronger corporate earnings results and improved investor sentiment. And for US investors in foreign mutual funds, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar, even though the yen declined slightly.2

1 Low interest rates help spur growth.
2 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

The final two months of the reporting period brought a more challenging environment. Stock market momentum in Europe initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. Stocks in Japan and Asia continued to post strong gains through the latter half of the month, helping the performance of diversified portfolios such as ours. However, all world markets responded negatively to the second piece of bad news: the release of a surprisingly strong US payroll figure in early April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies. Investors also weighed concerns that the Chinese central bank would take steps to slow the pace of growth in that country, which would be a significant concern for the entire Asia region. These developments sparked weakness across all world markets and enabled the US dollar to regain its footing. Still, the gains of the first four months more than outweighed the weakness that characterized the latter portion of the period.

Q: How did the fund perform in relation to its benchmark and peers?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder International Equity Fund returned 9.54%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.) In comparison, the MSCI EAFE Index produced a total return of 12.39%.3

3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is the fund positioned in a general sense?

A: Our fundamental view is that the underpinnings of the world economy remain strong. With the exception of Europe, all regions continued to generate robust economic growth. In our view, this environment supports the continued reflation of the global economy. By "reflation," we are referring not to rampant inflation, but instead to a healthy rise in price levels and a corresponding end to the destructive deflation (i.e., falling prices) that has taken place in Asia in recent years. We believe this reflation should be brought about by the combination of negative real interest rates in the United States, high energy and raw materials prices, sharply rising real estate values and rising employment.4 Reflation, in turn, will allow corporations to raise prices. In the short term, rising prices can be a negative, since this situation increases the probability of higher interest rates. But in the long term, a moderate rise in prices should help break the back of deflationary forces, and it should also lead to an improvement in corporate earnings. This is the broad lens through which we approach the process of investing in individual companies for the fund.

4 Negative real interest rates are short-term interest rates that are below the rate of inflation.

Q: How did this general positioning translate to the fund's positioning in Asia?

A: We believe that the reflation scenario should have the most significant benefit in Asia, given the scale of the previous deflation in the region. Despite the recent rise in prices, real estate remains inexpensive in Hong Kong, South Korea, Thailand and Japan. We are therefore maintaining exposure to real estate in the region through positions in financials and real estate companies in these countries. A Japanese bank that outperformed during the period is Mizuho Financial Group, Inc., which has accepted the pain of repricing (downward) the bad loans in its portfolio. Now that investors have more visibility into the company's future results, they have been willing to pay higher prices for its shares. Other top holdings among Asian financials include the Hong Kong stocks Sun Hung Kai Properties Ltd. and Bank of Hong Kong, as well as Mega Financial Holding Co. Ltd. in Taiwan. (As of 4/30/04, the positions in Bank of Hong Kong and Mega Financial Holding Co. Ltd. were sold.)

The Asia region, in general, is offering increasingly fertile ground for investment ideas due to its wealth of growth opportunities and the fact that companies have higher levels of free cash flow than they have had for many years. A notable winner for the fund was Samsung Electronics Co. Ltd., Korea's largest technology stock. Samsung produced a strong return as its improving fundamentals continued to attract the attention of global investors. The company is gaining market share across all of its business lines as its brand image improves among customers worldwide.5 In addition, as the lowest-cost producer of computer chips in the world, it has benefited as the global economic recovery has sparked increased demand - and higher prices - for chips. The fund's holding in Hoya Corp., a Japanese optical lens maker that has become one of the leading worldwide suppliers of liquid crystal display masks, also performed well following the company's release of a stellar set of results.

5 Market share is the percentage of the total sales in a particular industry made by a company. For example, a company with $200 million of sales in a $1 billion industry has a 20% market share.

A key detractor within Asia was Mitsubishi Corp. (Japan), which was negatively affected by the news that Daimler-Chrysler, the German/US auto concern, was not prepared to refinance its subsidiary, Mitsubishi Motors (MM). As a group shareholder in MM, Mitsubishi Corp. will be forced to refinance or write down its equity stake in the company. Although Mitsubishi Corp's total exposure to MM is only around $1.5 billion, the effect on investor sentiment was considerable. Performance was also hurt by the weak returns of the Japanese cellular telecommunications companies KDDI Corp. and NTT DoCoMo, which declined due to increased price competition and lower revenues from data transmission. (As of 4/30/04, the position in NTT DoCoMo was sold.)

Q: How is the portfolio positioned in Europe?

A: We are less enthusiastic on Europe. Growth remains relatively anemic, and necessary restructuring remains hampered by the fact that political agendas and high social costs are keeping its governments from moving ahead with reforms. In addition, it appears that the prospect of higher interest rates in the United States means that there is little chance that the European Central Bank will enact further interest rate cuts of its own. As a result, we have been paring back the fund's position in the region to fund purchases elsewhere.

The fund's holdings in Europe are focused on companies that are improving their profit margins and taking steps to reduce debt and/or streamline their operations. Our exposure in Europe is geared to areas in which we believe companies hold a global competitive advantage (luxury goods, specialist engineering and media) and/or stocks with high dividend yields and above-average growth prospects (including banks, some utilities and specialty retail stocks). An example of a recent purchase is William Morrison Supermarket PLC, a UK retailer. Morrison's management has proved itself to be very capable, as evidenced by its efforts to remove poor-selling items and refurbish its stores - efforts, we believe, are likely to result in higher sales. In addition, the company's recent acquisition of Safeway provides further scope to grow and improve returns.

Helping performance was the fund's weighting in consumer staples stocks that came back into favor, such as Nestle SA (Switzerland) and Henkel, a German maker of household products. Credit Agricole SA, a French financial concern that reported good results and continues to restructure its operations, also provided solid returns. And Telefonaktiebolaget LM Ericsson, the Swedish cell phone manufacturer, rose almost 70% on stronger earnings and profit margins. On the negative side, TPG Postal Group NV (Netherlands) declined on concerns surrounding a tax liability investigation and the subsequent release of unaudited results. The situation has since been resolved and the relevant charges taken. A/P Moller-Maersk A/S (Denmark) was also a detractor, as declining shipping rates and management's conservative guidance regarding the company's earnings outlook hurt the stock. Although we believe the market concerns were overdone, we decided to reduce the fund's position as the stock recovered and instead focus on other industries in which we believe growth prospects remain strong. (As of 4/30/04, the positions in TPG Postal Group NV and A/P Moller-Maersk A/S were sold.)

Q: In what other areas have you been finding opportunities?

A: We believe that certain areas of the emerging markets continue to offer good growth and reasonable valuations, namely energy, banking and technology. Strong performers in the banking area included Alpha Bank AE (Greece) and OTP Bank RT (Hungary), which both rose sharply on earnings that far exceeded expectations.

From a sector perspective, one area in which we increased the fund's exposure during the latter part of the period is pharmaceuticals. During the past six months, the fund's position in this area was a detractor from performance. But following a protracted period of weak returns, the sector as a whole has begun to look much more attractively valued. We consequently added Yamanouchi Pharmaceutical Co., Ltd. The company is due to complete a merger with a Japanese peer, Fujisawa, and we believe the resulting synergies are not yet reflected in the company's valuation.6

6 "Valuation" is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

Q: How will you approach the months ahead if interest rates rise in the United States, as expected?

A: We remain reasonably optimistic about economic growth in the United States, which continues to benefit from low interest rates, and in Asia, where we think the reflation scenario we outlined earlier will be a positive for relative performance. While the markets are concerned about rising rates in the United States, this could actually work to the advantage of foreign stocks, since the euro and the yen would be unlikely to achieve substantial gains against the dollar.7 In addition, foreign stocks could become more attractive, since neither Europe nor Japan is likely to raise interest rates in the near future.

7 This would not be a direct positive to fund investors, of course. However, it would provide a boost to overseas economies by making their exports less expensive.

Taking these factors together, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. What's more, we are encouraged by the fact that after a year in which smaller and lower-quality companies performed well, 2004 so far seems to have brought a renewed focus among market participants on fundamentally sound companies. We intend to take advantage of broad sell-offs in the global markets to add to the fund's positions in companies in which we have the highest level of conviction.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographic Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Japan	23%	22%
United Kingdom	23%	19%
Switzerland	12%	11%
Germany	10%	12%
France	8%	6%
Korea	4%	3%
Netherlands	3%	4%
Spain	2%	2%
Hong Kong	2%	1%
Other	13%	20%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	29%	27%
Consumer Discretionary	14%	12%
Energy	9%	7%
Health Care	9%	8%
Industrials	9%	11%
Telecommunication Services	8%	9%
Information Technology	7%	11%
Materials	7%	7%
Consumer Staples	5%	5%
Other	3%	3%
	100%	100%

Geographic and sector diversification are based on market value of the Total Investment Portfolio and are subject to change.

Ten Largest Portfolio Equity Holdings at April 30, 2004 (25.5% of Portfolio)
1. Total SA Producer of oil and natural gas	France	3.3%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.9%
3. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.9%
4. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	2.7%
5. UBS AG (Registered) Provider of commercial and investment banking services	Switzerland	2.6%
6. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.5%
7. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	2.2%
8. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.2%
9. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.1%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investment in the International Equity Portfolio, at value	$ 334,169,525
Receivable for Fund shares sold	168,210
Total assets	334,337,735
Liabilities
Payable for investments purchased	1,470,682
Other accrued expenses and payables	463,978
Total liabilities	1,934,660
Net assets, at value	$ 332,403,075
Net Assets
Net assets consist of: Undistributed net investment income	578,492
Net unrealized appreciation (depreciation) on investments	54,662,223
Accumulated net realized gain (loss)	(443,313,717)
Paid-in capital	720,476,077
Net assets, at value	$ 332,403,075

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,933,247 / 575,793 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.30
Maximum offering price per share (100 / 94.25 of $10.30)	$ 10.93
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($809,722 / 79,159 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 10.23
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($508,683 / 50,635 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 10.05
Investment Class Net Asset Value, offering and redemption price per share ($325,151,423 / 16,170,686 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Total investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $469,858)	$ 3,788,513
Interest	8,749
Securities lending income	10,599
Expenses(a)	(1,263,757)
Net investment income (loss) allocated from the International Equity Portfolio	2,544,104
Expenses: Administrator service fee	1,520,754
Distribution and shareholder servicing fee	12,158
Registration fees	38,276
Reports to shareholders	23,100
Legal	10,920
Auditing	12,492
Trustees' fees and expenses	4,145
Other	5,054
Total expenses, before expense reductions	1,626,899
Expense reductions	(184,968)
Total expenses, after expense reductions	1,441,931
Net investment income (loss)	1,102,173
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $92,865)	24,995,581
Futures	148
Foreign currency related transactions	(719,160)
24,276,569
Net unrealized appreciation (depreciation) during the period on investment and foreign currency related transactions	8,303,630
Net gain (loss) on investment transactions	32,580,199
Net increase (decrease) in net assets resulting from operations	$ 33,682,372

a For the six months ended April 30, 2004, the Advisor/Administrator waived fees in the amount of $291,911 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 1,102,173	$ 3,156,783
Net realized gain (loss) on investment transactions	24,276,569	(5,611,792)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,303,630	64,311,936
Net increase (decrease) in net assets resulting from operations	33,682,372	61,856,927
Distributions to shareholders from: Net investment income: Class A	(95,503)	(3,122)
Class B	(6,910)	-
Class C	(3,352)	-
Investment Class	(6,545,035)	(251,674)
Fund share transactions: Proceeds from shares sold	151,446,916	258,685,558
Reinvestment of distributions	5,395,442	200,037
Cost of shares redeemed	(204,554,187)	(390,702,208)
Net increase (decrease) in net assets from Fund share transactions	(47,711,829)	(131,816,613)
Increase (decrease) in net assets	(20,680,257)	(70,214,482)
Net assets at beginning of period	353,083,332	423,297,814
Net assets at end of period (including undistributed net investment income of $578,492 and $6,127,119, respectively)	$ 332,403,075	$ 353,083,332

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 8.00	$ 9.28	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.03[c]	.07[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.87	1.53	(1.30)	(1.76)
Total from investment operations	.90	1.60	(1.27)	(1.77)
Less distributions from: Net investment income	(.19)	(.01)	(.01)	-
Total distributions	(.19)	(.01)	(.01)	-
Net asset value, end of period	$ 10.30	$ 9.59	$ 8.00	$ 9.28
Total Return (%)[d,e]	9.54**	19.95[f]	(13.68)	(16.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	5	9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.98*	1.97	1.94	1.73*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50*	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	.63*	.87	.34	(.44)*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.49	$ 7.97	$ 9.33	$ 11.13
Income (loss) from investment operations: Net investment income (loss)	(.00)[c,d]	.01[c]	(.04)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	.85	1.51	(1.31)	(1.76)
Total from investment operations	.85	1.52	(1.35)	(1.80)
Less distributions from: Net investment income	(.11)	-	(.01)	-
Total distributions	(.11)	-	(.01)	-
Net asset value, end of period	$ 10.23	$ 9.49	$ 7.97	$ 9.33
Total Return (%)[e,f]	9.01**	19.07[g]	(14.35)	(16.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	.5	.4	.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.73*	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25*	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(.12)*	.11	(.41)	(1.19)*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return does not reflect the effect of any sales charges.
[g] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.32	$ 7.83	$ 9.15	$ 10.92
Income (loss) from investment operations: Net investment income (loss)	(.00)[c,d]	.01[c]	(.04)[c]	(.09)
Net realized and unrealized gain (loss) on investment transactions	.84	1.48	(1.27)	(1.68)
Total from investment operations	.84	1.49	(1.31)	(1.77)
Less distributions from: Net investment income	(.11)	-	(.01)	-
Total distributions	(.11)	-	(.01)	-
Net asset value, end of period	$ 10.05	$ 9.32	$ 7.83	$ 9.15
Total Return (%)[e,f]	9.04**	19.03[g]	(14.20)	(16.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.2	.1	.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.73*	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25*	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(.12)*	.11	(.41)	(1.19)*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return does not reflect the effect of any sales charges.
[g] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
* Annualized
** Not annualized

Investment Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 18.72	$ 15.63	$ 18.14	$ 25.55	$ 25.33	$ 24.22	$ 20.68
Income (loss) from investment operations:
Net investment income (loss)	.06[d]	.14[d]	.06[d]	.08	(.02)	(.02)	.04
Net realized and unrealized gain (loss) on investment transactions	1.70	2.96	(2.56)	(7.28)	.24	1.13	3.56
Total from investment operations	1.76	3.10	(2.50)	(7.20)	.22	1.11	3.60
Less distributions from: Net investment income	(.37)	(.01)	(.01)	-	-	-	(.06)
Net realized gains	-	-	-	(.21)	-	-	-
Total distributions	(.37)	(.01)	(.01)	(.21)	-	-	(.06)
Net asset value, end of period	$ 20.11	$ 18.72	$ 15.63	$ 18.14	$ 25.55	$ 25.33	$ 24.22
Total Return (%)[e]	9.46**	19.85[f]	(13.78)	(28.38)	.83	4.63**	17.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	325	347	418	815	2,128	1,914	1,851
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.73*	1.72	1.69	1.68	1.67	1.70*	1.66
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50	1.50*	1.50
Ratio of net investment income (loss) (%)	.63*	.86	.34	.24	(.07)	(.93)*	.19
[a] For the six months ended April 30, 2004 (Unaudited).
[b] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[c] For the year ended September 30.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Fund ("Scudder International Equity Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On April 30, 2004, the Fund owned approximately 81% of the International Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Certain detailed information for the Class A, B, C is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $467,590,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($1,135,000), October 31, 2008 ($2,535,000), October 31, 2009 ($328,322,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,236,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended April 30, 2004, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Administrator Service Fee Waived by ICCC	Unpaid at April 30, 2004
Class A	$ 23,400	$ 9,736	$ 2,656
Class B	2,947	1,220	878
Class C	1,538	641	814
Investment Class	1,492,869	173,371	142,760
	$ 1,520,754	$ 184,968	$ 147,108

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class A	$ 6,882	$ 193
Class B	2,600	417
Class C	1,357	289
	$ 10,839	$ 899

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class B	$ 867	$ 18.25%
Class C	452	41.25%
	$ 1,319	$ 59

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2004 aggregated $1,251. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended April 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $362 and $70, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2004, SDI received none.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	157,661	$ 1,658,491	1,244,038	$ 10,043,658
Class B	30,140	313,532	25,004	213,177
Class C	31,102	317,862	17,472	140,848
Investment Class	7,394,126	149,157,031	15,130,738	248,287,875
		$ 151,446,916		$ 258,685,558
Shares issued to shareholders in reinvestment of distributions
Class A	8,782	$ 87,729	289	$ 2,311
Class B	649	6,454	-	-
Class C	343	3,352	-	-
Investment Class	271,827	5,297,907	12,650	197,726
		$ 5,395,442		$ 200,037
Shares redeemed
Class A	(82,686)	$ (852,883)	(1,408,109)	$ (11,752,456)
Class B	(8,300)	(86,570)	(18,725)	(157,803)
Class C	(7,402)	(76,072)	(6,917)	(53,963)
Investment Class	(10,065,189)	(203,538,662)	(23,282,779)	(378,737,986)
		$ (204,554,187)		$ (390,702,208)
Net increase (decrease)
Class A	83,757	$ 893,337	(163,782)	$ (1,706,487)
Class B	22,489	233,416	6,279	55,374
Class C	24,043	245,142	10,555	86,885
Investment Class	(2,399,236)	(49,083,724)	(8,139,391)	(130,252,385)
		$ (47,711,829)		$ (131,816,613)

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 91.4%
Australia 1.0%
Australia & New Zealand Banking Group Ltd. (Cost $4,283,512)	336,563	4,513,732
Belgium 0.4%
Belgacom SA* (Cost $1,908,110)	62,935	1,908,717
Brazil 0.8%
Companhia Vale do Rio Doce (ADR) (Cost $1,996,295)	78,728	3,582,124
Finland 1.3%
Nokia Oyj	252,304	3,550,758
Stora Enso Oyj "R"	163,493	2,204,857
(Cost $7,369,693)		5,755,615
France 7.6%
BNP Paribas SA	97,060	5,829,171
Compagnie de Saint-Gobain	59,191	2,988,634
Credit Agricole SA	170,257	4,200,288
Schneider Electric SA	59,276	3,993,411
Total SA	73,552	13,604,707
Vivendi Universal SA*	131,300	3,303,741
(Cost $24,790,962)		33,919,952
Germany 8.0%
Allianz AG (Registered) (c)	54,690	5,802,685
BASF AG (c)	65,020	3,354,656
Deutsche Telekom AG (Registered)*	261,329	4,511,063
E.ON AG (c)	101,189	6,707,910
Hypo Real Estate Holdings AG*	70,191	1,917,585
Metro AG	55,890	2,478,262
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	27,157	2,936,738
SAP AG (c)	10,830	1,642,282
Siemens AG	88,550	6,395,498
(Cost $25,508,535)		35,746,679
Greece 1.5%
Alpha Bank AE	140,182	4,369,124
Public Power Corp.	96,380	2,442,422
(Cost $5,404,218)		6,811,546
Hong Kong 2.0%
BOC Hong Kong (Holdings) Ltd.	1,365,522	2,328,449
Esprit Holdings Ltd.	750,620	3,098,793
Sun Hung Kai Properties Ltd. (REIT)	390,000	3,350,086
(Cost $8,475,579)		8,777,328
Hungary 0.7%
OTP Bank RT (Cost $1,699,189)	171,799	3,203,392
India 0.6%
ICICI Ltd. (Cost $2,369,124)	345,900	2,451,713
Italy 1.7%
Eni SpA (Cost $4,063,583)	377,074	7,666,219
Japan 21.8%
Aiful Corp.	22,500	2,283,539
Canon, Inc.	158,000	8,289,792
Dai Nippon Printing Co., Ltd.	175,083	2,655,874
Daiwa House Industry Co., Ltd.	205,000	2,294,187
FANUC Ltd.	76,000	4,655,521
Hoya Corp.	48,500	5,247,519
KDDI Corp.	573	3,432,133
Kirin Brewery Co., Ltd.	537,000	5,323,529
Mitsubishi Corp.	635,000	6,053,373
Mitsui Fudosan Co., Ltd.	416,000	4,580,128
Mizuho Financial Group, Inc.*	1,535	7,260,840
Nippon Steel Corp.	2,460,564	5,150,562
Nissan Motor Co., Ltd.	526,153	5,859,653
Nomura Holdings, Inc.	372,005	6,040,804
Sharp Corp.	266,000	4,796,702
Sony Corp.	98,700	3,819,029
Toyota Motor Corp.	278,000	10,051,380
UFJ Holdings, Inc.*	924	5,718,744
Yamanouchi Pharmaceutical Co., Ltd.	111,200	3,708,178
(Cost $71,655,591)		97,221,487
Korea 3.3%
Kookmin Bank*	81,300	3,034,849
LG Electronics, Inc.	48,000	2,912,686
POSCO	22,000	2,690,587
Samsung Electronics Co., Ltd.	13,158	6,246,223
(Cost $10,677,526)		14,884,345
Mexico 0.5%
Telefonos de Mexico SA de CV "L" (ADR) (Cost $1,777,002)	59,320	2,025,185
Netherlands 2.5%
ING Groep NV (c)	291,415	6,246,089
Koninklijke (Royal) Philips Electronics NV	178,930	4,873,268
(Cost $9,170,478)		11,119,357
Russia 1.1%
LUKOIL (ADR)	23,280	2,537,520
YUKOS (ADR)	51,281	2,282,004
(Cost $4,054,925)		4,819,524
Spain 2.1%
Banco Popular Espanol SA	45,499	2,510,566
Telefonica SA	459,172	6,830,869
(Cost $5,412,517)		9,341,435
Sweden 1.2%
Telefonaktiebolaget LM Ericsson "B"* (Cost $1,512,774)	2,002,162	5,425,096
Switzerland 10.7%
ABB Ltd.*	1,031,730	5,808,753
Credit Suisse Group	162,790	5,737,701
Nestle SA (Registered) (c)	46,939	11,874,126
Novartis AG (Registered)	113,332	5,052,128
Roche Holding AG	80,040	8,395,373
UBS AG (Registered)	154,173	10,957,151
(Cost $35,975,785)		47,825,232
Taiwan 0.8%
Mega Financial Holding Co., Ltd. (Cost $2,673,333)	5,021,800	3,371,046
Thailand 0.3%
Bangkok Bank PCL (Foreign Registered)* (Cost $1,199,417)	482,400	1,181,585
United Kingdom 21.5%
Anglo American PLC	181,360	3,650,331
AstraZeneca PLC	193,734	9,059,637
BAA PLC	286,508	2,642,013
BHP Billiton PLC	828,591	6,619,571
British Sky Broadcasting Group PLC	242,502	2,864,075
GlaxoSmithKline PLC	152,432	3,154,582
HSBC Holdings PLC	609,937	8,739,592
Kingfisher PLC	535,022	2,687,425
Prudential Corp. PLC	482,730	3,792,301
Reuters Group PLC	371,697	2,458,627
Royal Bank of Scotland Group PLC	298,072	8,948,968
Scottish & Southern Energy PLC	315,088	3,813,549
Shell Transport & Trading Co., PLC	1,632,159	11,259,183
Smith & Nephew PLC	578,890	5,877,144
Vodafone Group PLC	4,914,056	11,938,658
William Morrison Supermarkets PLC	685,686	2,912,230
WPP Group PLC	349,960	3,450,548
Yell Group PLC	360,109	2,027,554
(Cost $77,861,229)		95,895,988
Total Common Stocks (Cost $309,839,377)		407,447,297

Preferred Stock 1.1%
Germany 1.1%
Henkel KGaA (Cost $3,186,152)	54,115	4,688,831

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 1.08% (b) (d) (Cost $34,145,111)	34,145,111	34,145,111
Total Investment Portfolio - 100.0% (Cost $347,170,640) (a)		446,281,239

* Non-income producing security.
(a) The cost for federal income tax purposes was $356,412,473. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $89,868,766. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $96,301,646 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,432,880.
(b) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $32,037,059, which is 7.2% of the total investment portfolio.
(d) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $313,025,529)	$ 412,136,128
Investments in Daily Assets Fund Institutional (cost $34,145,111)*	34,145,111
Total investments in securities, at value ($347,170,640)	446,281,239
Foreign currency, at value (cost $1,943,385)	1,944,574
Receivable for investments sold	2,040,522
Receivable for securities lending income	13,044
Dividends receivable	1,703,487
Interest receivable	2,557
Foreign taxes recoverable	305,404
Unrealized appreciation on forward foreign currency exchange contracts	1,377,750
Total assets	453,668,577
Liabilities
Payable upon return of securities loaned	34,145,111
Payable for investments purchased	4,050,812
Note payable	1,450,000
Net payable on closed forward foreign currency exchange contracts	160,348
Unrealized depreciation on forward foreign currency exchange contracts	2,333,038
Deferred foreign taxes	114,296
Accrued investment advisory fee	43,899
Other accrued expenses and payables	72,866
Total liabilities	42,370,370
Net assets, at value	$ 411,298,207

* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $590,856)	$ 4,730,764
Interest	11,005
Securities lending income	13,044
Total Income	4,754,813
Expenses: Investment advisory fee	1,490,030
Administrator service fees	343,853
Auditing	23,680
Legal	12,366
Trustees' fees and expenses	11,736
Interest expense	16,517
Other	9,624
Total expenses, before expense reductions	1,907,806
Expense reductions	(291,911)
Total expenses, after expense reductions	1,615,895
Net investment income (loss)	3,138,918
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $114,296)	31,881,124
Futures	192
Foreign currency related transactions	(803,752)
31,077,564
Net unrealized appreciation (depreciation) during the period on:
Investments	12,616,334
Foreign currency related transactions	(1,310,332)
11,306,002
Net gain (loss) on investment transactions	42,383,566
Net increase (decrease) in net assets resulting from operations	$ 45,522,484

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 3,138,918	$ 9,285,504
Net realized gain (loss) on investment transactions	31,077,564	(13,136,863)
Net unrealized appreciation (depreciation) on investment transactions during the period	11,306,002	99,197,177
Net increase (decrease) in net assets resulting from operations	45,522,484	95,345,818
Capital transactions in shares of beneficial interest: Proceeds from capital invested	137,308,163	327,205,044
Value of capital withdrawn	(241,397,575)	(619,989,987)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(104,089,412)	(292,784,943)
Increase (decrease) in net assets	(58,566,928)	(197,439,125)
Net assets at beginning of period	469,865,135	667,304,260
Net assets at end of period	$ 411,298,207	$ 469,865,135

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999[b]	1999[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	411	470	667	1,331	2,961	3,017	2,898
Ratio of expenses before expense reductions (%)	.83*	.84	.80	.80	.80	.83*	.80
Ratio of expenses after expense reductions (%)	.70*	.70	.70	.70	.70	.70*	.70
Ratio of net investment income (loss) (%)	1.38*	1.72	1.14	1.05	.74	(.13)*	1.00
Portfolio turnover rate (%)	72*	123	179	137	140	5	106
Total Investment Return (%)[d,e]	9.86**	20.65[f]	(13.03)	-	-	-	-
[a] For the six months ended April 30, 2004 (Unaudited).
[b] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[c] For the year ended September 30.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.
[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.
* Annualized
** Not annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $161,850,341 and $261,420,338, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services. The Advisor waives a portion of its advisory fee equivalent to the advisory fees charged by any affiliated money market funds on assets invested in those money market funds.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2004, the Administrator Service Fee aggregated $343,853, of which $53,493 is unpaid at April 30, 2004.

For the six months ended April 30, 2004, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended April 30, 2004, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $291,911 and the amount imposed aggregated $1,198,119, which was equivalent to an annualized effective rate of 0.52% of the Portfolio's average net assets.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Portfolio may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Forward Foreign Currency Commitments

As of April 30, 2004, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	5,468,000	USD	3,991,367	7/22/2004	86,788
AUD	72,458,000	USD	51,746,605	7/22/2004	5,940
CHF	18,455,000	EUR	12,004,525	7/22/2004	128,560
CHF	25,733,000	USD	16,621,882	7/22/2004	56,655
CHF	4,342,000	EUR	2,806,227	7/22/2004	24,236
CHF	8,663,000	EUR	5,606,666	7/22/2004	15,191
CHF	4,562,000	EUR	2,949,744	7/22/2004	12,122
CHF	882,000	EUR	8,195,000	7/22/2004	7,145
CHF	458,000	EUR	296,028	7/22/2004	506
EUR	10,317,291	CHF	16,023,000	7/22/2004	161,796
EUR	7,416,003	CHF	11,440,000	7/22/2004	119,500
EUR	3,862,683	CHF	5,986,000	7/22/2004	49,824
EUR	2,608,135	NOK	21,384,000	7/22/2004	35,038
EUR	2,744,008	NOK	22,587,000	7/22/2004	25,989
EUR	1,439,847	NOK	11,947,000	7/22/2004	19,822
EUR	229,501	NOK	1,899,000	7/22/2004	1,966
EUR	203,054	SEK	1,863,000	7/22/2004	1,290
EUR	198,511	NOK	1,627,000	7/22/2004	1,078
EUR	191,919	CHF	296,000	7/22/2004	865
GBP	575,000	USD	1,021,050	7/22/2004	8,386
GBP	692,000	USD	1,231,483	7/22/2004	12,763
GBP	732,000	USD	1,291,673	7/22/2004	2,506
GBP	350,000	USD	616,525	7/22/2004	120
GBP	177,000	USD	313,276	7/22/2004	1,551
JPY	409,306,000	USD	3,774,180	7/22/2004	55,327
JPY	163,126,000	USD	1,494,512	7/22/2004	12,390
JPY	2,220,000	USD	20,380	7/22/2004	210
NOK	69,379,000	EUR	8,446,749	7/22/2004	42,471
NOK	22,866,000	EUR	2,797,338	7/22/2004	29,958
NOK	16,615,000	EUR	2,014,428	7/22/2004	25,300
NOK	40,794,000	EUR	4,941,732	7/22/2004	16,844
NOK	17,395,000	EUR	2,102,496	7/22/2004	5,697
NOK	4,644,000	EUR	564,336	7/22/2004	5,423
NZD	3,937,000	USD	2,482,672	7/22/2004	50,188
NZD	2,242,000	USD	1,410,128	7/22/2004	24,904
NZD	1,060,000	USD	670,959	7/22/2004	16,036
NZD	1,222,000	USD	760,095	7/22/2004	5,680
NZD	1,402,000	USD	869,871	7/22/2004	3,642
SEK	1,799,000	EUR	195,827	7/22/2004	531
SGD	391,000	USD	233,249	7/22/2004	3,205
SGD	718,000	USD	424,588	7/22/2004	2,154
SGD	868,000	USD	512,366	7/22/2004	1,680
USD	16,822,907	EUR	14,170,000	7/22/2004	111,083
USD	4,907,811	EUR	4,141,000	7/22/2004	40,931
USD	8,091,529	SEK	62,537,000	7/22/2004	78,150
USD	5,310,991	EUR	4,481,000	7/22/2004	44,067
USD	5,133,538	AUD	7,208,000	7/22/2004	13,537
USD	1,476,179	EUR	1,242,000	7/22/2004	8,085
USD	896,023	SGD	1,524,000	7/22/2004	620
Total unrealized appreciation					1,377,750

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
CHF	458,000	EUR	296,028	7/22/2004	(272)
CHF	8,663,000	EUR	5,606,666	7/22/2004	(1,996)
CHF	20,067,000	USD	15,483,796	7/22/2004	(6,231)
CHF	882,000	EUR	568,933	7/22/2004	(8,066)
CHF	4,562,000	EUR	2,949,744	7/22/2004	(8,482)
CHF	4,342,000	USD	2,806,227	7/22/2004	(22,284)
CHF	18,455,000	EUR	12,004,525	7/22/2004	(28,140)
CHF	25,733,000	EUR	16,621,882	7/22/2004	(56,221)
EUR	229,501	NOK	1,899,000	7/22/2004	(245)
EUR	203,054	SEK	1,863,000	7/22/2004	(573)
EUR	191,919	CHF	296,000	7/22/2004	(1,732)
EUR	198,511	NOK	1,627,000	7/22/2004	(1,854)
EUR	3,707,630	CHF	5,729,000	7/22/2004	(3,685)
EUR	1,439,847	NOK	11,947,000	7/22/2004	(4,229)
EUR	3,707,630	CHF	5,729,000	7/22/2004	(4,849)
EUR	404,000	USD	477,063	7/22/2004	(5,741)
EUR	2,744,008	NOK	22,587,000	7/22/2004	(22,600)
EUR	2,608,135	NOK	21,384,000	7/22/2004	(44,109)
EUR	3,862,683	CHF	5,986,000	7/22/2004	(45,274)
EUR	6,043,000	USD	7,171,892	7/22/2004	(49,851)
EUR	15,320,327	USD	18,249,267	7/22/2004	(59,432)
EUR	8,195,000	USD	9,706,158	7/22/2004	(87,353)
EUR	10,317,291	CHF	16,023,000	7/22/2004	(123,169)
EUR	7,416,003	CHF	11,440,000	7/22/2004	(151,350)
GBP	171,000	USD	300,661	7/22/2004	(497)
GBP	208,000	USD	365,772	7/22/2004	(548)
JPY	117,812,000	USD	1,068,880	7/22/2004	(1,530)
NOK	6,360,000	EUR	768,157	7/22/2004	(226)
NOK	4,644,000	EUR	564,336	7/22/2004	(5,936)
NOK	6,360,000	USD	768,157	7/22/2004	(6,100)
NOK	22,866,000	EUR	2,797,338	7/22/2004	(10,162)
NOK	17,395,000	EUR	2,102,496	7/22/2004	(21,160)
NOK	69,379,000	EUR	8,446,749	7/22/2004	(31,178)
NOK	16,615,000	EUR	2,014,428	7/22/2004	(32,650)
NOK	40,794,000	EUR	4,941,732	7/22/2004	(39,903)
NOK	102,673,000	EUR	14,805,047	7/22/2004	(116,749)
NZD	8,312,000	USD	5,127,257	7/22/2004	(8,330)
NZD	2,197,000	USD	1,349,068	7/22/2004	(8,353)
NZD	108,220,000	USD	6,658,506	7/22/2004	(27,889)
SEK	1,799,000	EUR	195,827	7/22/2004	(1,523)
USD	477,000	SGD	808,000	7/22/2004	(1,615)
USD	1,030,825	JPY	112,999,000	7/22/2004	(4,144)
USD	419,438	JPY	45,595,000	7/22/2004	(5,173)
USD	773,398	AUD	1,058,000	7/22/2004	(17,903)
USD	788,471	AUD	1,078,000	7/22/2004	(18,695)
USD	1,530,778	AUD	2,107,000	7/22/2004	(26,215)
USD	2,872,514	AUD	3,978,000	7/22/2004	(31,911)
USD	22,500,355	NZD	36,346,000	7/22/2004	(43,902)
USD	3,381,806	JPY	363,561,000	7/22/2004	(78,581)
USD	4,562,018	NZD	7,239,000	7/22/2004	(89,386)
USD	6,543,063	SGD	10,993,000	7/22/2004	(75,353)
USD	31,882,328	GBP	17,972,000	7/22/2004	(230,824)
USD	18,268,247	JPY	1,976,259,000	7/22/2004	(312,451)
USD	13,558,997	AUD	18,503,000	7/22/2004	(346,413)
Total unrealized depreciation					(2,333,038)

As of April 30, 2004, the Portfolio had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable) (US$)
USD	6,179,704	AUD	8,433,000	7/22/2004
AUD	5,481,000	USD	3,977,178	7/22/2004
AUD	2,952,000	USD	2,141,086	7/22/2004	(61,439)
USD	173,133	EUR	146,000	7/22/2004
EUR	146,000	USD	173,275	7/22/2004	142
USD	5,709,779	EUR	4,787,673	7/22/2004
EUR	4,787,673	USD	5,702,980	7/22/2004	(6,799)
USD	5,762,320	EUR	4,862,000	7/22/2004
EUR	4,862,000	USD	5,779,703	7/22/2004	17,382
USD	2,011,329	EUR	1,697,000	7/22/2004
EUR	1,697,000	USD	2,015,527	7/22/2004	4,200
USD	8,713,697	GBP	4,913,000	7/22/2004
GBP	4,913,000	CHF	8,654,250	7/22/2004	(59,447)
USD	2,184,412	GBP	1,224,000	7/22/2004
USD	578,292	GBP	329,000	7/22/2004
GBP	1,553,000	USD	2,759,936	7/22/2004	(4,979)
USD	933,927	JPY	100,272,000	7/22/2004
JPY	100,272,000	USD	920,501	7/22/2004	(13,426)
JPY	157,329,000	USD	1,443,121	7/22/2004
USD	1,454,326	JPY	157,329,000	7/22/2004	(11,207)
SGD	3,056,000	USD	1,794,164	7/22/2004
USD	1,818,939	SGD	3,056,000	7/22/2004	(24,775)
Total net receivable (payable)					(160,348)

Currency Abbreviation
SEK	Swedish Krona	EUR	Euro	CHF	Swiss Franc
SGD	Singapore Dollar	JPY	Japanese Yen	NOK	Norwegian Krona
GBP	British Pound	AUD	Australian Dollar	NZD	New Zealand Dollar
USD	United States Dollar

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $1,450,000 was outstanding. Interest expense incurred on the borrowings amounted to $16,517 for the six months ended April 30, 2004. The average dollar amount of the borrowings was $1,081,389 and the weighted average interest rate on these borrowings was 1.527%.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	81111R 502	81111R 601	81111R 700	81111R 809
Fund Number	420	620	720	820

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Equity Portfolio

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Equity Portfolio

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------